UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 17, 2011

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated October 19, 2011, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s third quarter of fiscal 2011, which ended on September 27, 2011.  The full text of the press release is furnished herewith as Exhibit 99.1 to this report.

ITEM 8.01                                  OTHER EVENTS

On October 17, 2011, the Board of Directors of the Company increased the Company’s share repurchase authorization by 10 million shares, from 31 million to 41 million shares. Under this authorization, the Company has cumulatively repurchased a total of 30.2 million shares at a total cost of $703.4 million through October 17, 2011.  The Company repurchased 5.0 million of these shares at a total cost of $145.1 million during the first three quarters of fiscal 2011.  The share repurchase authorization does not have an expiration date, does not require us to purchase a specific number of shares and may be modified, suspended or terminated at any time.  In addition, the Board of Directors approved the terms of a share repurchase plan with J.P. Morgan Securities LLC pursuant to which the Company is authorized to repurchase shares of its common stock in open market transactions in accordance with Rule 10b-18 of the Exchange Act of 1934, such plan to be effective from October 24, 2011 through November 11, 2011.

The Company has increased its share repurchase target for fiscal 2011 to a range of between $145 million and $170 million, an increase of $20 million from its previous target of between $125 million and $150 million.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated October 19, 2011 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2011”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2011	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 19, 2011 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2011”